Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Tim Knotnerus, the Chief Executive Officer, and Pierre Kemula, the Chief Financial Officer, of AgomAb Therapeutics NV (the “Company”), hereby certify, that, to their knowledge:

(1) The Annual Report on Form 20-F for the year ended December 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 23, 2026

By:		/s/ Tim Knotnerus
	Name:	Tim Knotnerus
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:		/s/ Pierre Kemula
	Name:	Pierre Kemula
	Title:	Chief Financial Officer
(Principal Financial Officer)